Exhibit 99.1

© Aeluma, Inc. All Rights Reserved. Investor Presentation May 2026 NASDAQ ALMU © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Forward Looking Statements This presentation contains summary information about Aeluma, Inc. ("Aeluma") as of the date hereof. The information in this presentation is of general background and contains an overview and summary of certain data selected by the management of Aeluma. It does not purport to be complete. This presentation is not a prospectus, disclosure document or offering document under the law of any jurisdiction. It is for informational purposes only. This presentation is not investment or financial product advice (nor tax, accounting or legal advice) and is not intended to be used for the basis of making an investment decision. A recipient must make their own independent investigations, consideration and evaluation of Aeluma and the offer and Aeluma recommends that investors should obtain their own professional advice before making any investment decisions in the company. This investor presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No registered offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended. This document has been prepared based on information available at the time of presentation. No representation or warranty, express or implied, is made as to the fairness, accuracy or completeness of the information, opinions and conclusions contained in this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person. While reasonable care has been taken to ensure that facts stated in this presentation are accurate and/or that the opinions expressed are fair and reasonable, no reliance can be placed for any purpose whatsoever on the information contained in this document or its completeness. To the maximum extent permitted by law, neither Aeluma nor their respective officers, directors, employees, advisors and agents, nor any other person, accepts any liability as to or in relation to the accuracy or completeness of the information, statements, opinions or matters (express or implied) arising out of, contained in or derived from this presentation or any omission from this presentation or of any other written or oral information or opinions provided now or in the future to any person. Some of the statements appearing in this presentation are in the nature of forward looking statements. You should be aware that such statements are predictions based on assumptions, and are subject to inherent risks and uncertainties. Those risks and uncertainties include factors and risks specific to the industry in which Aeluma operates as well as general economic conditions, prevailing exchange rates and interest rates and conditions in the financial markets and other factors that are in some cases beyond Aeluma's control. As a result, any or all of the Aeluma's forward-looking statements in this presentation may turn out to be inaccurate and actual results may be materially different than those expressed in such forward-looking statements. Except as required by law, we are under no duty to update or revise any of the forward‐looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation. These forward‐looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward‐looking statements for any reason.

© Aeluma, Inc. All Rights Reserved. The Aeluma Vision Build the world's highest performance semiconductor chips with scalable manufacturing © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Background Story: Gallium Nitride (GaN) and the Blue LED A materials breakthrough that enabled an industry and more LED: light emitting diode; www.energy.gov/energysaver/led-lighting https://www.youtube.com/watch?v=AF8d72mA41M&t=1399s The blue LED revolutionized lighting and displays, and gallium nitride broadly impacted many photonics and electronics applications. LEDs use 75% less energy and last 25 times longer Energy savings by 2035 of 569 TWh (92 1,000 MW power plants) "These won't ever replace the kitchen light." "The research is a waste of money." Why it was Almost Impossible to Make the Blue LED Shuji Nakamura – UCSB Professor, Nobel Laureate, Aeluma Investor © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Aeluma's Indium Gallium Arsenide (InGaAs) Breakthrough Best-in-class materials with scalable manufacturing MOCVD: metalorganic chemical vapor deposition; Outcomes cannot be guaranteed. "InGaAs on silicon won't work, people have tried." "You can't grow quantum dots by MOCVD." InGaAs is the best material for shortwave infrared (SWIR) applications, impacting defense & aerospace, mobile and consumer electronics, AI infrastructure, industrial and robotics, quantum, and automotive. Eye safe, operation in direct sunlight, night vision, higher sensitivity, higher speed, lower power consumption, and lower cost Aeluma (2022) © Aeluma, Inc. All Rights Reserved.

Company Overview

Aeluma™

Transformative Technology

- Best-in-class materials with large-volume manufacturing
- **~36 issued and pending patents**

Capital-Light Manufacturing

- Primarily outsourced manufacturing for rapid scaling
- Proprietary steps in house
- **ISO 9001:2015** certified

Significant Business Traction

- Disruptive tech validated by U.S. agencies and customers
- Sampling, NRE, initial sales
- **20+ customer engagements**

Talented Team

- **27 people**
- Engineering, Manufacturing, G&A, Business Development

State-of-the-Art Facilities

- Materials Production
- Test and Validation
- **12k total sq. ft.** (7.5k sq. ft. R&D/Manufacturing)

Strong Financial Outlook

- Recurring R&D revenue ($4.7M FY25)
- Nasdaq listed
- No debt or overhang
- **~$37.8M** cash at 3/31/26

Headquarters in Goleta, California


Aeluma





© Aeluma, Inc. All Rights Reserved.

Outcomes cannot be guaranteed.

© Aeluma, Inc. All Rights Reserved. Innovation & Technology Next-generation photonics with large- diameter wafer manufacturing © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Aeluma's Breakthrough in Semiconductor Manufacturing The Foundation for Next-Generation Photonics InP: indium phosphide; Si: silicon; D&A: defense and aerospace; Source of SWIR sensor image: https://www.flir.com/support/products/swir-ingaas-fpa/ The World's First 300 mm InP-on-Si wafer Aeluma 2022 Products: InGaAs image sensors, high-speed photodiodes Markets: Mobile, AI, Datacom, D&A, Quantum ✔ Overcomes supply chain constraints ✔ Highly automated manufacturing ✔ CMOS integration ✔ 3D wafer-scale packaging ✔ 5-10X lower manufacturing cost

Why Aeluma and Why Now?

Shortwave Infrared (SWIR) Sensors for Mobile and Consumer Electronics

Aeluma™

What is SWIR?



VIS
NIR
SWIR
Sensor Response
Quantum Efficiency (%)
100
90
80
70
60
50
40
30
20
10
0
Si-CMOS
InGaAs
400
600
800
1000
1200
1400
1600
1800
Wavelength (nm)



Solar Irradiance and Eye Safety
Irradiance (W/m²/nm)
1.8
1.6
1.4
1.2
1
0.8
0.6
0.4
0.2
0
Sunlight Spectrum
Eye Safety Limit (1 ns)
1E+0
1E-1
1E-2
1E-3
1E-4
1E-5
1E-6
1E-7
Maximum Permissible Exposure (J/cm²)
400
600
800
1000
1200
1400
1600
1800
Wavelength (nm)

SWIR sensors needed for eye safety and other benefits

Face ID



Automotive sensors





3D scanner

AR/VR



Health monitoring



Radical approach required to scale and reduce cost

© Aeluma, Inc. All Rights Reserved.

VIS: visible; NIR: near infrared; SWIR: shortwave infrared; InGaAs: indium gallium arsenide; Si: silicon; Source of plots: Rep. Prog. Phys. 85, 12 (2022).

© Aeluma, Inc. All Rights Reserved. Manufacturing for Mass Markets Aeluma's Large-Diameter Substrate Manufacturing: Economies of Scale 300 mm substrate has 16X wafer area of 3 inch. Outcomes cannot be guaranteed. Values provided for qualitative illustration purposes. Incumbent technologies cannot meet volume and cost requirements for consumer markets. Aeluma's manufacturing enables scaling and cost reduction required for mass markets. Substrate size Wafers for 20 million chips Typical fab capacity Incumbent technologies 3 inch 425k wafers 1k-10k wafers per month 4 inch 213k wafers 1k-10k wafers per month Large-diameter platforms 200 mm 43k wafers 10k-100k per month 300 mm 18k wafers 10k-100k per month 16X wafer area

© Aeluma, Inc. All Rights Reserved. Products & Markets A roadmap to address markets across Mobile, AI, Defense, and beyond © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Quantum Scalable Technology for a Broad Market From Consumer to Defense Defense & Aerospace Mobile and Consumer Electronics • HD imaging • LiDAR • Communications • Autonomous systems • Face ID • 3D scanner • Health monitoring • AR/VR Other markets: industrial, robotics, automotive Datacom and AI Infrastructure • AI/ML infrastructure • Data centers and HPC • Telecommunications • 5G/6G wireless AR/VR: augmented/virtual reality; AI: artificial intelligence; ML: machine learning; HPC: high-performance computing; HD: high definition; LiDAR: light detection and ranging. © Aeluma, Inc. All Rights Reserved. • Quantum photonics • Networks and sensors • Nonlinear optics • Sources and detectors

© Aeluma, Inc. All Rights Reserved. Why Aeluma and Why Now? AI Infrastructure and Data Center Interconnects Overcoming the data transfer bottleneck High-bandwidth, low-latency, and energy-efficient optical interconnects required for AI data centers © Aeluma, Inc. All Rights Reserved. Market Opportunity • $300+ billion in data center capex investments made by top four U.S. hyperscalers in 2025 • Investment will approach $700 billion in 2026; growing to $1+ trillion in 2029 • Optical networking comprises ~15% of this investment • This is a significant opportunity for photonics • Demand outpacing supply for pluggable optics components; investments being made in next-generation NPO, and CPO • Emerging architectures: • Slow-and-wide based on microLEDs, microVCSELs, SiPh • Fast-and-narrow based on EMLs, SiPh, TFLN • Industry facing major InP substrate supply shortage and limited InP fab capacity for lasers, EMLs, InGaAs photodiodes Aeluma's non-InP photonics manufacturing can provide performance and scale for critical components including InGaAs photodiodes, quantum dot lasers, and high-speed modulators. NPO: near-package optics; CPO: co-packaged optics; microLED: micrometer-scale light emitting diodes; microVCSEL; micrometer-scale vertical cavity surface emitting laser; SiPh: silicon photonics; EML: externally modulated lasers; TFLN: thin film lithium niobate; Outcomes cannot be guaranteed.

© Aeluma, Inc. All Rights Reserved. © Aeluma, Inc. All Rights Reserved. Portfolio Scaling the World's Highest Performance Semiconductors Large Wafers and Templates Large-Area InGaAs Photodiodes High-Speed InGaAs Photodiodes and Arrays InGaAs Imaging Photodiode Arrays Quantum Dot Lasers Quantum Nonlinear Photonics

© Aeluma, Inc. All Rights Reserved. Wafers and Templates GaAs-on-Si AlGaAs-on-Insulator InP-on-(GaAs/Si) Applications • Defense & Aerospace • RF Wireless Applications • Datacom and Telecom • Mobile and Consumer Applications • Quantum Photonics • Nonlinear Photonics Opto: optical semiconductors including VCSELs; MWIR: midwave infrared • 100 to 300 mm wafers • Suitable for GaAs RF, Opto, MWIR • 100 to 300 mm wafers • Suitable for InP RF, SWIR • 100 to 300 mm wafers • Suitable for InP RF, SWIR Features: Low defect density, surface roughness, and wafer bow

Large-Area InGaAs Photodiodes

Aeluma™

Features

- **Typical Photosensitive Diameter (D):**
  0.25 to 5.0 mm (0.25 and 0.5 mm most common)
- **Typical Operating Wavelength (λ):**
  850 to 1550 nm
- **Device Type:**
  PIN, UTC, APD or SPAD
- **Sample Format:**
  Bare die, mounted on carrier or mounted in TO package

Bare Die



TO Package



Photodiode Schematic



Photodiodes



Applications

- Optical Communications
- Mobile and Consumer
- Industrial and Robotics
- Defense & Aerospace
- Automotive

© Aeluma, Inc. All Rights Reserved.

High-Speed InGaAs Photodiodes

Features

- **Typical Data Rates:**
  1 to 100G
- **Typical Operating Wavelength (λ):**
  850 to 1550 nm
- **Device Type:**
  PIN, UTC, APD
- **Sample Format:**
  Bare die, mounted on carrier, array format, wafer-scale integrated
- **Target Architecture:**
  MMF, SMF

Single-Element



Array



Bandwidth-Efficiency Design Engineering


InGaAs PIN Response
carrier transit limit
D=10μm
D=20μm
D=40μm
D=60μm
3dB bandwidth (GHz)
Absorber thickness (μm)
InGaAs PIN efficiency
Quantum Efficiency (%)
Absorber thickness (μm)

Applications

- Datacom and Telecom
- Defense & Aerospace
- Instrumentation

© Aeluma, Inc. All Rights Reserved.

SWIR InGaAs Photodiode Arrays

Aeluma™

Features

- Low dark current photodiodes arrays manufactured with large-diameter substrate platform
- Pixel and array size customizable
- Typical array sizes: 128X32, 256X128, 640X512
- Delivered as PDA chips or with ROICs
- FPA assembly available
- Small test arrays (ex. 8 X 8) available for evaluation

Evaluation Board


Aeluma
Sensing Reimagined™

Focal Plane Array Assembly



Photodiode Arrays



Examples shown are 256X128 format

Applications

- Mobile and Consumer
- Defense & Aerospace
- AR/VR
- Industrial and Robotics
- Automotive

© Aeluma, Inc. All Rights Reserved.

PDA: photodetector array; ROIC: read-out integrated circuit; FPA: focal plane array

© Aeluma, Inc. All Rights Reserved. Quantum Dot Lasers SiPh Integration MOCVD Quantum Dots SOA: semiconductor optical amplifier; RSOA: reflective SOA; DFB: distributed feedback; SiPh: silicon photonics; SMF: single-mode fiber; MMF: multi-mode fiber; WDM: wavelength division multiplexing; CPO: co-packaged optics Applications • Datacom and Telecom • Consumer Sensing • Defense & Aerospace • Quantum Features • Typical Operating Wavelength (): O-band (1260 to 1360 nm) • Device Format: Fabry-Perot laser, SOA, RSOA, DFB laser • Sample Format: Bare die, mounted on carrier, integrated with SiPh • Target Architecture: SMF, WDM, CPO Fabricated Quantum Dot Lasers

Quantum Photonics

Features

- AlGaAs-on-Insulator wafers (100 to 300 mm)
- Strongly nonlinear optical material
- Low optical loss (<1.5 dB/cm)
- Integration with

Fabricated Waveguides and Ring Resonators


a
b
c
d
e

Resonator Performance


FWHM =0.0055
Q_L(allpass) = 0.28M
Q_i (allpass) = 0.46M
data
R2=0.99
1531.475
1531.550
1531.625
wavelength (nm)

200/300 mm Capable Platform



Applications

- Quantum Photonics
- Entangled Photon Pair Generation
- Nonlinear Optics

© Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Facilities & Capabilities Capital-light, large-volume manufacturing © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Aeluma's Cost-Effective and Scalable Manufacturing Transitioning to Commercialization 12-inch wafer capability Combining rapid prototyping capabilities and volume manufacturing partners, Aeluma is positioned to effectively transition from R&D to commercialization with a capital-light approach. Rapid prototyping and small- volume manufacturing Partners for medium- and large- volume manufacturing © Aeluma, Inc. All Rights Reserved.

© Aeluma, Inc. All Rights Reserved. Aeluma's Headquarters Ideal Ecosystem for Development and Commercialization

© Aeluma, Inc. All Rights Reserved. Aeluma's Headquarters: Capabilities Ideal Ecosystem for Development and Commercialization Headquarters with R&D and manufacturing capabilities [9,000 sq. ft.] 300mm Test and Validation Executive office and meeting space [2,400 sq. ft.] 300mm MOCVD capability

© Aeluma, Inc. All Rights Reserved. ir@aeluma.com | www.aeluma.com